SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  June 13, 2012

AVALON OIL & GAS, INC.
 (Name of Small Business Issuer in its charter)

Nevada	1-12850	84-1168832
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

7808 Creekridge Circle, Suite 105
Minneapolis, MN 55439
 (Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code:    952-746-9652

 (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.    Amendments to Articles of Incorporation of Bylaws; Change in Fiscal Year.

On May 18, 2012 the Company’s directors, in accordance with Nevada Revised Statute 78.207, approved an amendment to the Company’s Articles of Incorporation whereby the Company’s outstanding common stock was reverse split on a 300-for-1 basis.

The amendment was filed with the Nevada Secretary of State on June 13, 2012.

The reverse stock split will become effective in the over-the-counter market when FINRA announces the effective date of the stock split.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVALON OIL & GAS, INC.

Date: July 16, 2012	By:	/s/ Kent Rodriguez
Kent Rodriguez, Chief Executive Officer